                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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    14a-6(e)(2))
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                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                     THE LATIN AMERICAN DISCOVERY FUND, INC.
                             THE MALAYSIA FUND, INC.
                               THE THAI FUND, INC.
                        THE TURKISH INVESTMENT FUND, INC.
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              (Names of Registrants as Specified in Their Charters)

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      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Morgan Stanley Asia-Pacific Fund, Inc.
Morgan Stanley Eastern Europe Fund, Inc.
Morgan Stanley Emerging Markets Debt Fund, Inc.
Morgan Stanley Emerging Markets Fund, Inc.
Morgan Stanley Global Opportunity Bond Fund, Inc.
Morgan Stanley High Yield Fund, Inc.
The Latin American Discovery Fund, Inc.
The Malaysia Fund, Inc.
The Thai Fund, Inc.
The Turkish Investment Fund, Inc.

Dear Stockholder:

Please note that if the following nominees for Director are approved by each Fund’s stockholders at the June 20, 2006 meeting, they will become Directors effective August 1,  2006:

Frank L. Bowman
Kathleen A. Dennis
Michael F. Klein
W. Allen Reed